UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2011

VIROLAB, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54059	27-2787170
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, Suite 200, Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 283-2653

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountants

The Board of Directors of Virolab, Inc. (the “Company”) approved of the engagement of Peter Messineo, CPA, Palm Harbor , Florida (“Messineo”) as the Company’s new independent registered public accounting firm on June 6, 2011, and also dismissed Paritz and Company P.A., Hackensack, New Jersey (“Paritz”) from that role.

From the Company’s inception on May 4, 2010 through June 6, 2011, the Company did not consult with Messineo regarding any matters described in Items 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

The report of Paritz on the financial statements of the Company for the period ended June 30, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern as follows:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred material losses, and has limited cash. These matters raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that may result should the Company be unable to continue as a going concern.

From the Company’s inception on May 4, 2010 through June 6, 2011, there were no disagreements with Paritz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Paritz’s satisfaction, would have caused Paritz to make reference to the subject matter of the disagreements in connection with its report. In addition, from the Company’s inception on May 4, 2010 through June 6, 2011, Paritz did not advise the Company of any information that would lead it to no longer be able to rely on management's representations, or that would make it unwilling to be associated with the financial statements prepared by management. Partiz also has not informed the Company of any information that would materially impact the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

The Company requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not Paritz agreed with the above statements. To date, such letter has not been received by the Company, and the Company undertakes to file such letter in an amended 8-K filing following its receipt.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 10, 2011

VIROLAB, INC.
	By:	/s/ JAMES A.D. Smith
James A.D. Smith
Chief Executive Officer